   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999

                                             1933 ACT REGISTRATION NO. 333-42507
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                    LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM
                            VARIABLE LIFE ACCOUNT M

                           (EXACT NAME OF REGISTRANT)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              (NAME OF DEPOSITOR)

               120 Madison Street, Suite 1700, Syracuse, NY 13202

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (888) 223-1860

         Robert O. Sheppard, Esquire                            COPY TO:
  Lincoln Life & Annuity Company of New York           George N. Gingold, Esquire
        120 Madison Street, Suite 1700                   197 King Philip Drive
              Syracuse NY 13202                       West Hartford, CT 06117-1409
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


           Approximate date of proposed public offering: Continuous.


  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24F-2 under the Investment Company Act of 1940. The first Form 24F-2 for Registrant, for the fiscal year ending December 31, 1998 is not yet due.



    It is proposed that this filing will become effective:
/ / immediately on filing pursuant to Rule 485(b)
/ / on         1999, pursuant to Rule 485(b)
/ / 60 days after filing pursuant to Rule 485(a)
/X/ on May 3, 1999 pursuant to Rule 485(a)

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6


  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     LLANY, the Separate Account and the General Account

          6(a)     LLANY, the Separate Account and the General Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Right-to-Examine Period; Surrenders; Accumulation Value;
                   Reports to Owners

         10(d)     Right to Exchange the Policy; Policy Loans; Surrender of the
                   Policy; Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     The Policy

            15     Premium Payments; Transfers

            16     LLANY, the Separate Account and the General Account

            17     Surrender of the Policy

            18     LLANY, the Separate Account and the General Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     LLANY, the Separate Account and the General Account

            24     Incontestability; Suicide; Misstatement of Age or Gender

            25     LLANY, the Separate Account and the General Account

            26     Fund Participation Agreements

            27     LLANY, the Separate Account and the General Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of LLANY

            29     LLANY, the Separate Account and the General Account

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrender of the Policy

            47 LLANY, the Separate Account and the General Account; Surrender of the Policy, Transfers

            48     *

            49     *

            50     LLANY, the Separate Account and the General Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange the Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *


* Not Applicable

                                  PROSPECTUS 2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M -- PROSPECTUS DATED XXXXX



HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
120 MADISON STREET                                 PERSONAL SERVICE CENTER MVLI
SUITE 1700                                         350 CHURCH STREET
SYRACUSE, NY 13202                                 HARTFORD, CT 06103-1106
(888) 223-1860                                     (800) 552-9898


--------------------------------------------------------------------------------
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------


This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY" "we," "our" or "us"). (Page references are to this Prospectus unless otherwise stated.)


The Policy features:


                - flexible premium payments (see page 10);


                - a choice of one of two death benefit options (see page 26)


                - a choice of underlying investment options (see page 15).



It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy.



The Policy described in this prospectus is available only in New York.



The mutual funds available through LLANY's Separate Account M ("Variable Account") are:


AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund

BT INSURANCE FUNDS TRUST
BT EAFE-Registered Trademark- Equity Index Fund
BT Equity 500 Index Fund
BT Small Cap Index Fund

DELAWARE GROUP PREMIUM FUND, INC.
Delchester Series
Devon Series
Emerging Markets Series
REIT Series
Small Cap Value Series
Trend Series


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class


JANUS ASPEN SERIES
Balanced Portfolio
Worldwide Growth Portfolio


LINCOLN NATIONAL FUNDS
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.


MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
International Fund -- Class 2
Stock Fund -- Class 2


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE POLICY OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ CAREFULLY TO UNDERSTAND THE POLICY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

CONTENTS                                           PAGE
-----------------------------------------------  ---------
HIGHLIGHTS.....................................          3
  Initial Choices To Be Made...................          3
  Level or Varying Death Benefit...............          3
  Amount of Premium Payments...................          4
  Selection of Funding Vehicles................          4
  Charges and Fees.............................          5
  Changes in Specified Amount..................          5
LLANY, THE SEPARATE ACCOUNT AND THE GENERAL
 ACCOUNT.......................................          6
BUYING VARIABLE LIFE INSURANCE.................          7
  Replacements.................................          8
APPLICATION....................................          8
OWNERSHIP......................................          9
BENEFICIARY....................................          9
THE POLICY.....................................          9
  Policy Specifications........................         10
PREMIUM FEATURES...............................         10
  Planned Premiums; Additional Premiums........         10
    Limits on Right to Make Payments of
     Additional and Planned Premiums...........         10
    Premium Load; Net Premium Payment..........         11
RIGHT-TO-EXAMINE PERIOD........................         11
TRANSFERS AND ALLOCATION AMONG ACCOUNTS........         11
  Allocation of Net Premium Payments...........         11
  Transfers....................................         11
  Optional Sub-Account Allocation Programs.....         12
    Dollar Cost Averaging......................         12
    Automatic Rebalancing......................         13
POLICY VALUES..................................         13
  Accumulation Value...........................         13
  Variable Account Value.......................         14
    Variable Accumulation Unit Value...........         14
    Variable Accumulation Units................         14
  Fixed Account and Loan Account Value.........         14
  Net Accumulation Value.......................         15
FUNDS..........................................         15
  Substitution of Securities...................         19
  Voting Rights................................         19
  Fund Participation Agreements................         20
CHARGES AND FEES...............................         20
  Deductions Made Monthly......................         20
    Monthly Deduction..........................         20
    Cost of Insurance Charge...................         21
  Mortality and Expense Risk Charge............         21
  Fund Expenses................................         22
  Surrender Charges............................         24
  Transaction Fee for Excess Transfers.........         25
DEATH BENEFITS.................................         25
  Death Benefit Options........................         25
  Changes in Death Benefit Options and
   Specified Amount............................         26

CONTENTS                                           PAGE
-----------------------------------------------  ---------
  Federal Income Tax Definition of Life
   Insurance...................................         27
NOTICE OF DEATH OF INSURED.....................         26
PAYMENT OF DEATH BENEFIT PROCEEDS..............         27
  Settlement Options...........................         27
POLICY LIQUIDITY...............................         28
  Policy Loans.................................         28
  Partial Surrender............................         29
  Surrender of the Policy......................         29
    Surrender Value............................         30
  Deferral of Payment and Transfers............         30
ASSIGNMENT; CHANGE OF OWNERSHIP................         30
LAPSE AND REINSTATEMENT........................         30
  Lapse of a Policy............................         30
    No Lapse Provision.........................         31
  Reinstatement of a Lapsed Policy.............         31
COMMUNICATIONS WITH LLANY......................         31
  Proper Written Form..........................         31
OTHER POLICY PROVISIONS........................         32
  Issuance.....................................         32
  Date of Coverage.............................         32
  Right to Exchange the Policy.................         32
  Incontestability.............................         32
  Misstatement of Age or Gender................         32
  Suicide......................................         33
  Nonparticipating Policies....................         33
  Riders.......................................         33
TAX ISSUES.....................................         33
  Tax Treatment of Death Benefit...............         33
  Federal Income Tax Considerations............         33
  Taxation of LLANY............................         34
  Other Considerations.........................         35
FAIR VALUE OF THE POLICY.......................         35
DIRECTORS AND OFFICERS OF LLANY................         35
DISTRIBUTION OF POLICIES.......................         37
CHANGES OF INVESTMENT POLICY...................         38
OTHER CONTRACTS ISSUED BY LLANY................         38
STATE REGULATION...............................         38
REPORTS TO OWNERS..............................         38
ADVERTISING....................................         38
PREPARING FOR YEAR 2000........................         39
EXPERTS........................................         40
REGISTRATION STATEMENT.........................         40
APPENDIX 1: MAXIMUM COST OF INSURANCE RATES....         41
APPENDIX 2: ILLUSTRATION OF SURRENDER
 CHARGES.......................................         42
APPENDIX 3: CORRIDOR PERCENTAGES...............         44
APPENDIX 4: ILLUSTRATION OF ACCUMULATION
 VALUES, SURRENDER VALUES AND DEATH BENEFITS...         45
FINANCIAL STATEMENTS...........................        S-1

HIGHLIGHTS


                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy. Its value may change on a:


                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.


                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.



                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.


                    INITIAL CHOICES TO BE MADE


                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:



                    1) one of the two Death Benefit Options (described on page
                    26);

                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT


                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. LLANY calculates the Death Benefit payable as of the date on which the Insured died.


                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:


                    1) the Specified Amount, which is the amount of the death benefit in effect for the Policy when the Insured died (The Specified Amount is on the Policy's Specification Page); or

                    2) the Corridor Death Benefit, which is the death benefit calculated as a percentage of the Accumulation Value.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the Insured died. The Net Accumulation Value is the total of the balances in the Fixed Account and the Variable Account minus any outstanding Loan Account amounts; or
                    2) the Corridor Death Benefit.


                    See page 26.


                    This policy contains a No Lapse Provision. This means that the Policy will not lapse regardless of the gains or losses of the Funds you select as long as you pay the specified No Lapse Premium. Therefore, the Initial Death Benefit under your Policy will be guaranteed to maturity even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. Loans or Partial Surrenders may jeopardize the No Lapse Provision.


                    You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A Surrender Charge may be applied if the Policy is surrendered totally.


                    If you have borrowed against your Policy or surrendered a portion of your Policy, your Initial Death Benefit will be reduced by the Loan Account balance and any surrendered amount.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 10.


                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 21) increase as the Insured gets older.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. Your Policy will not lapse if, on each Monthly Anniversary, you meet the No Lapse Premium Requirement. See pages 30-31.



                    When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. See page 11.


                    SELECTION OF FUNDING VEHICLES


                    This Prospectus focuses on the Variable Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funding options, you assume all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. Each fund has its own investment objective. You should carefully read each Fund's prospectus before making your decision.



                    You must choose the Fund(s) in which you want to place your Net Premium Payment. These Fund Sub-Accounts make up the Variable Account. Each Sub-Account invests in shares of a certain Fund. You may also place your Net Premium Payment or part of it into the Fixed Account. A Variable Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 13.



                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium payments put into the Fixed Account:



                     - become part of Lincoln Life's General Account;


                     - do not share the investment experience of the Separate
                       Account; and


                     - have a guaranteed minimum interest rate of 4% per year.



                    Interest beyond 4% is credited at LLANY's discretion. For additional information on the Fixed Account, see page 7 and the Policy itself.


                    CHARGES AND FEES


                    We deduct a premium charge of 5% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $15 per month for the first Policy Year and $5 per month afterwards, guaranteed not to exceed $10 after the first Policy Year) along with the Cost of Insurance and any riders that are placed on your Policy. We make daily charges against the Variable Account for mortality and expense risk, at an annual rate of 0.75% for Policy Years 1-10, 0.35% for Policy Years 11-20 and 0.20% for Policy Years 21 and beyond.



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 22 shows you current expense levels for each Fund.


                    Each Policy Year you may make 12 transfers between funding options without charge. Beyond 12, a $25 fee may apply.


                    We charge you $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy, a surrender charge may be deducted in computing what will be paid you. The length of the surrender charge period varies based on your age at the date of issue or any increase in the Specified Amount, but it will never be more than 15 years. See page 24.



                    If you borrow against your Policy, 8% annual interest will be charged to the Loan Account Value. You may pay that interest or have it added to your loan. LLANY will credit interest on the Loan Account Value at an annual rate equal to the interest rate charged minus 1% for the first ten Policy Years, and thereafter at the annual interest rate charged on the loan.



                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.


                    CHANGES IN SPECIFIED AMOUNT


                    The Initial Specified Amount is the amount originally chosen by the applicant, initially equal to the Death Benefit.



                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000. Such changes will affect other aspects of your Policy. See page 26.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT



                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by The Lincoln National Life Insurance Company ("Lincoln Life") and in turn by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance policies and annuity contracts in New York. Its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.



                    Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Account M") is a "separate account" established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account M attributable to the Policies, though LLANY's property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to other income, gains, or losses of LLANY. Account M's values and investment performance are not guaranteed. Account M is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or LLANY's management, investment practices, or policies. LLANY has numerous other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.


                    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.


                    The Funds now available in Account M and their investment objectives are on pages 15-19. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. The Funds may or may not achieve their investment objectives.


                    Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.


                    LLANY reserves the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in its sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available to LLANY for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.



                    Shares of the Funds may be used by LLANY and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a separate account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.


                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.


BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity over a period of years and the basis of an investment program for the donee. A business may be able to use a Policy to fund non-qualified executive compensation or business continuation plans.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 33), an owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.



                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's age (see page 27). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.



                    The costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 4) or in personalized illustrations available upon request.


                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, the applicant should consider whether any commission will be paid to an agent or any other person with respect to the replacement, and whether coverages and comparable values are available from the Policy, as compared to his or her existing policy. The Insured may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION


                    Any person who wants to buy a Policy must first complete an application on a form provided by LLANY.



                    A completed application identifies the prospective Insured and provides sufficient information about the prospective insured to permit LLANY to begin underwriting the risks under the Policy. We require a medical history and examination of the Insured. LLANY may decline to provide insurance, or may place the Insured into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by age of the Insured at his/her nearest birthday and, in most states, gender of the Insured.

                    The applicant will initially select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds, the initial face amount (the Initial Specified Amount) of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, Death Benefit Options). The applicant will also indicate both the frequency and amount of Premium Payments, (see PREMIUM FEATURES), AND HOW POLICY VALUES ARE INITIALLY TO BE ALLOCATED AMONG THE AVAILABLE FUNDING OPTIONS FOLLOWING THE EXPIRATION OF THE RIGHT-TO-EXAMINE PERIOD. (SEE RIGHT-TO-EXAMINE PERIOD).


OWNERSHIP


                    The Owner is the person or persons named as Owner in the application, and on the Date of Issue will usually be identified as Owner in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insured is the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the life of the Insured under applicable state law. The Owner may be the Insured, or any other natural person or non-natural entity.


                    The Owner is entitled to exercise rights under the Policy so long as the Insured is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.


                    If the Owner predeceases the Insured, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to LLANY.


BENEFICIARY


                    The person (or persons) named in the application as Beneficiary is the Beneficiary under the Policy, the person(s) designated by the Owner or the Applicant to receive the Death Benefit Proceeds payable upon the death of the Insured. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to LLANY.



                    Except when LLANY has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while the Insured is living. Any request for a change in the Beneficiary must be in a written form satisfactory to LLANY and submitted to LLANY. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. When LLANY has recorded the change of Beneficiary, it will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded.



                    If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to LLANY. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.


THE POLICY


                    The Date of Issue is the date on which LLANY begins life insurance coverage under the Policy. On issuance, a life insurance contract (Policy) will be delivered to the Owner. The Owner should promptly review the Policy to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on LLANY's books and records. Mere possession of the Policy does not imply ownership rights. If the Owner loses the Policy, LLANY will issue a replacement on request. LLANY may impose a Policy replacement fee.



                    The Policy Anniversary is the day of the year the Policy was issued, or the next Valuation Day if that day is not a Valuation Day or is non-existent for that year. The Policy Year is each twelve month period, beginning on the Date of Issue, during which the Policy is in effect.


                    POLICY SPECIFICATIONS


                    The Policy includes a Policy Specifications page, with supporting schedules, stating Policy information including the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insured, the Issue Age, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guaranteed Maximum Cost of Insurance Rates, and the No Lapse Premium.



PREMIUM FEATURES



                    The Policy permits flexible premium payments, meaning that the Owner may select the frequency and the amount of Premium Payments. After the Initial Premium Payment is made there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision). The initial Premium Payment is due on the Effective Date and must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS



                    Planned Premiums are the amount of premium (as shown in the Policy Specifications) the Applicant chooses to pay LLANY on a scheduled basis. This is the amount for which LLANY sends a premium reminder notice. Planned Premiums may be billed annually, semiannually, or quarterly. Pre-authorized automatic Premium Payments can also be arranged at any time.



                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy Indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.



                    Any subsequent Premium Payments (Additional Premiums) must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by LLANY.


                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS


                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and LLANY's right to limit the amount or frequency of Additional Premiums.



                    LLANY may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If LLANY is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    LLANY may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.


                    PREMIUM LOAD; NET PREMIUM PAYMENT


                    LLANY deducts 5% from each Premium Payment. This amount, sometimes referred to as premium load, covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by LLANY. The Premium Payment, net of the premium load, is called the Net Premium Payment.


RIGHT-TO-EXAMINE PERIOD


                    The Owner may return the Policy to LLANY for cancellation as follows.



                    If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days after delivery of the Policy (60 days for Policies issued in replacement of other insurance) (Right-to-Examine Period), LLANY will refund to the Owner all Premium Payments.



                    Any Premium Payments received by LLANY before the end of the Right-to-Examine Period will be held in the Money Market Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of the Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although refund of a Premium Payment made by check may be delayed until the check clears.


TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS


                    The allocation of Net Premium Payments among the Fixed and Variable Sub-Accounts may be set forth in the application.



                    An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2,500. LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.


                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the Insured reaches Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.


                    Transfer of amounts from one Variable Sub-Account to another or from the Variable Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Variable Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $100. LLANY reserves the right to impose a minimum transfer amount of $100, and to impose a charge for each transfer request in excess of 12 requests in any Policy Year. LLANY may further limit transfers from the Fixed Account at any time.



                    Transfers must be made in proper written form, unless the Owner has given written authorization to LLANY to accept telephone transactions. Contact our Administrative Office for authorization forms and information on permitted telephone transactions. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day.



                    Any transfer among the Variable Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Variable Sub-Account or the Fixed Account to be less than $100 may result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Variable Sub-Accounts and the Fixed Account to which Policy values are then allocated.


                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS


                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, currently without charge, but may participate in only one program at any time. LLANY reserves the right to impose a charge.


                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. LLANY may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.



                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form. or (4) if the Policy is surrendered.

                    AUTOMATIC REBALANCING


                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Variable Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until you change it. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Sub-Accounts will be subject to Automatic Rebalancing.



                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone if adequately authenticated.


POLICY VALUES


                    The Accumulation Value is the sum of the Fixed Account Value, Variable Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to pay for Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Variable Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to see if Additional Premium Payments must be made to avoid lapse of the Policy.



                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units credited to the Policy, current Accumulation Unit values, Variable Sub-Account values, the Fixed Account Value and the Loan Account Value.


                    ACCUMULATION VALUE


                    The portion of a Premium Payment, after deduction for 5.0% for the premium load, is the Net Premium Payment. It is the Net Premium Payment that is available for allocation to the Fixed Account or Variable Sub-Accounts.



                    We credit each Net Premium Payment to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The Valuation Period is the time between Valuation Days, and a Valuation Day is every day on which the New York Stock Exchange is open and trading unrestricted. Accumulation Units are valued on every Valuation Day.



                    The Accumulation Value of a Policy is determined by: (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Variable Sub-Account by its appropriate current Variable Accumulation Unit Value; (2) if a combination of Variable Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCOUNT VALUE


                    The Variable Account Value is the portion of the Accumulation Value that is attributable to the Variable Account.



                    VARIABLE ACCUMULATION UNIT VALUE



                    All or a part of a Net Premium Payment allocated to a Variable Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Variable Sub-Account next calculated after it is received at the Administrative Office. The Variable Accumulation Unit value for each Variable Sub-Account was initially established at $10.00. The Variable Accumulation Unit Value for each Variable Sub-Account would thereafter increase or decrease from one Valuation Period to the next. Allocations to Variable Sub-Accounts are made only as of the end of a Valuation Day.



                    VARIABLE ACCUMULATION UNITS



                    A Variable Accumulation Unit is a unit of measure used in the calculation of the value of each Variable Sub-Account. The Variable Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by LLANY. The Variable Accumulation Unit value for a Variable Sub-Account for any later Valuation Period is determined as follows:

                       1. The total value of Fund shares held in the Variable
                          Sub-Account is calculated by multiplying the number of Fund shares owned by the Variable Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2. The liabilities of the Variable Sub-Account at the end
                          of the Valuation Period; such liabilities include daily charges imposed on the Variable Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Variable Account; and

                       3. The result of (2) is divided by the number of Variable
                          Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charge imposed on a Variable Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Variable Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Variable Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Variable Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE


                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Variable Account. LLANY guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE


                    The Net Accumulation Value is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.


FUNDS


                    Each of the Variable Sub-Accounts is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of sixteen Massachusetts or Delaware business trusts or Maryland corporations. Each such trust or corporation is registered as an open-end management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series and the Delaware Group Emerging Market Series are diversified under the 1940 Act.



                    Listed below are the Fund Groups, their investment advisers and distributors, and the Funds within each that are available under the Policies:


                    AIM VARIABLE INSURANCE FUNDS, INC., managed by AIM Advisors, Inc., and distributed by AIM Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund


                    BARON CAPITAL FUNDS TRUST, managed and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153


                        Baron Capital Asset Fund

                    BT INSURANCE FUNDS TRUST, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581

                        BT EAFE-Registered Trademark- Equity Index Fund BT Equity 500 Index Fund
                        BT Small Cap Index Fund

                    DELAWARE GROUP PREMIUM FUND, INC., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Delaware Group Delchester Series
                        Delaware Group Devon Series
                        Delaware Group Emerging Markets Series
                        Delaware Group REIT Series
                        Delaware Group Small Cap Value Series
                        Delaware Group Trend Series


                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103


                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class

                    JANUS ASPEN SERIES, managed by Janus Capital, 100 Fillmore St. Denver, CO 80206-4928, and self-distributed.

                        Janus Balanced Portfolio
                        Janus Worldwide Growth Portfolio


                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial Advisors, Inc., 350 Church Street, Hartford, CT 06103. Sub-advisors are also noted.


                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                    LN Social Awareness Fund, Inc. (Sub-advised by Vantage Investment Advisors)

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by N&B Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        N&B AMT Mid-Cap Growth Portfolio
                        N&B AMT Partners Portfolio

                    TEMPLETON VARIABLE PRODUCTS SERIES FUND, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/ Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205

                        Templeton International Fund -- Class 2
                        Templeton Stock Fund -- Class 2

                    The investment advisory fees charged the Funds by their advisers are shown on page 21 of this Prospectus.

                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.

                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks): Seeks to provide long term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

                    BARON CAPITAL ASSET FUND (Mid Cap Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1 billion, and medium sized companies with market capitalizations of $1 billion to $2 billion, with undervalued assets or favorable growth prospects.

                    BT EAFE-REGISTERED TRADEMARK- FUND (Large Cap Stocks -- International): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the
                    EAFE-Registered Trademark- Index) , a
                    capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.

                    BT EQUITY 500 INDEX FUND (Large Cap Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.

                    BT SMALL CAP INDEX FUND (Small Cap Stocks): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.

                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U. S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                    DELAWARE GROUP DEVON SERIES (Large Cap Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.

                    DELAWARE GROUP EMERGING MARKETS SERIES (Specialty): Seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging counties. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

                    DELAWARE GROUP REIT SERIES (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

                    DELAWARE GROUP SMALL CAP VALUE SERIES ( Small Cap Stocks):
                    Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE GROUP TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS (Large Cap Stocks): Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.

                    JANUS BALANCED PORTFOLIO (Large Cap Stocks): Seeks long term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

                    JANUS WORLDWIDE GROWTH PORTFOLIO (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic insurers.

                    LINCOLN NATIONAL BOND FUND (Long-Term Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND (Large Cap Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

                    LINCOLN NATIONAL EQUITY-INCOME FUND (Large Cap Stocks):
                    Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds)

                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND (Large Cap Stocks): Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND (Specialty): Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.

                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    N&B AMT MID-CAP GROWTH PORTFOLIO (Mid Cap Stocks): Seeks out capital appreciation by investing in equity securities of medium sized companies.

                    N&B AMT PARTNERS PORTFOLIO (Large Cap Stocks): Seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies.

                    TEMPLETON INTERNATIONAL FUND -- CLASS 2 (Large Cap Stocks):
                    Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental.

                    TEMPLETON STOCK FUND -- CLASS 2 (Large Cap Stocks): Seeks capital growth through a policy of investing primarily in common and preferred stocks issued by companies, large and small, in various nations throughout the world, including the United States.

                    The Delaware Group Delchester Series Delaware Group Emerging Markets Series, Delaware Group Small Cap Value Series, Janus Balanced, Lincoln National Bond Fund, Lincoln National Equity-Income Fund, Lincoln National Global Asset Allocation Fund, MFS Emerging Growth Series, MFS Total Return Series, and MFS Utilities Series may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses.


                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Variable Sub-Accounts you select. There is investment performance risk in each of the Variable Sub-Accounts, although the amount of such risk varies significantly among the Variable Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments with prior approval of the New York Insurance Department. The right to select among Funds will be limited by the terms and conditions imposed by LLANY (See ALLOCATION OF NET PREMIUM PAYMENTS).


                    SUBSTITUTION OF SECURITIES


                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of LLANY, further investment in such shares should cease to be appropriate in view of the purpose of the Variable Account or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. There will be no substitution of securities in any Variable Sub-Account without prior approval of the Commission.



                    VOTING RIGHTS



                    LLANY will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Variable Account. LLANY will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.


                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Fund not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS


                    LLANY has entered into agreements with the various Funds and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.


CHARGES AND FEES


                    LLANY deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.


                    The nature and amount of these charges are as follows:

                    DEDUCTIONS MADE MONTHLY


                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge and charges for supplemental riders or benefits, if any, is made from the Net Accumulation Value.



                    The Monthly Deductions are deducted proportionately from the Net Accumulation Value of each underlying investment subject to the charge. For Variable Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Units withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day starting on the Date of Issue. The Monthly Anniversary Day is the same day of each month thereafter, or if there is no such date in a given month, then the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.



                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period (Grace Period) to make a payment sufficient to cover that deduction. (See LAPSE AND REINSTATEMENT Lapse of a Policy).


                    MONTHLY DEDUCTION


                    There is a flat dollar Monthly Deduction of $15 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year).



                    These charges compensate LLANY for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE


                    The Cost of Insurance is the portion of the Monthly Deduction designed to compensate LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.


                    The Cost of Insurance charge depends on the Age, policy duration, underwriting category and gender (in accordance with state law) of the Insured and the current Net Amount at Risk. The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insured ages, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.


                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates are in Appendix 3.



                    MORTALITY AND EXPENSE RISK CHARGE



                    LLANY deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is at an annual rate of 0.75% in Policy Years 1-10, 0.35% in years 11-20 and 0.20% in year 21 and beyond.

                    FUND EXPENSES


                    The investment adviser for each of the Funds deducts a daily charge as a percent of the net assets in each Fund. The charge reflects asset management fees of the investment adviser (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts.


                                                             FUND PORTFOLIO ANNUAL EXPENSES
                                                   --------------------------------------------------
                                                    MANAGEMENT       12b-1        OTHER
                      FUND                             FEES          FEES       EXPENSES      TOTAL
-------------------------------------------------  -------------     -----     -----------  ---------
AIM V.I. Growth Fund (1).........................         0.65%           --         0.08%       0.73%
AIM V.I. International Equity Fund (1)...........         0.75%           --         0.18%       0.93%
AIM V.I. Value Fund (1)..........................         0.62%           --         0.08%       0.70%
Baron Capital Asset Fund (2).....................         1.00%         0.25%        0.25%       1.50%
BT EAFE Index Fund (3)...........................         0.45%           --         0.20%       0.65%
BT Equity 500 Index Fund (3).....................         0.20%           --         0.10%       0.30%
BT Small Cap Index Fund (3)......................         0.35%           --         0.10%       0.45%
Delaware Group Delchester Series (4).............         0.60%           --         0.10%       0.70%
Delaware Group Devon Series (4)(5)...............         0.54%           --         0.26%       0.80%
Delaware Group Emerging Markets Series (4)(5)....         0.30%           --         1.20%       1.50%
Delaware Group REIT Series (4)...................         0.75%           --         0.10%       0.85%
Delaware Group Small Cap Value Series (4)(5).....         0.60%           --         0.25%       0.85%
Delaware Group Trend Series (4)(5)...............         0.62%                      0.23%       0.85%
Fidelity VIPII Contrafund Portfolio -- Service
  Class (6)......................................         0.60%         0.10%        0.11%       0.81%
Fidelity VIPIII Growth Opportunities Portfolio --
  Service Class (6)..............................         0.60%         0.10%        0.14%       0.84%
Janus Balanced Portfolio (7).....................         0.76%           --         0.07%       0.83%
Janus Worldwide Growth Portfolio (7).............         0.66%           --         0.08%       0.74%
LN Bond Fund.....................................         0.46%           --         0.07%       0.53%
LN Capital Appreciation Fund (8).................         0.75%           --         0.09%       0.84%
LN Equity Income Fund (8)........................         0.75%           --         0.07%       0.82%
LN Global Asset Allocation Fund..................         0.72%           --         0.17%       0.89%
LN Money Market Fund.............................         0.48%           --         0.11%       0.59%
LN Social Awareness Fund.........................         0.36%           --         0.05%       0.41%
MFS Emerging Growth Series (9)...................         0.75%           --         0.12%       0.87%
MFS Total Return Series (9)(10)..................         0.75%           --         0.25%       1.00%
MFS Utilities Series (9)(10).....................         0.75%           --         0.25%       1.00%
AMT MidCap Growth Portfolio (11).................         0.55%           --         0.30%       0.85%
AMT Partners Portfolio (11)......................         0.80%           --         0.06%       0.86%
Templeton International Fund -- Class 2 (12).....         0.69%         0.25%        0.19%       1.13%
Templeton Stock Fund -- Classs 2 (12)............         0.69%         0.25%        0.19%       1.13%

                     ---------------------------------------------------
                     (1) AIM Advisors, Inc. ("AIM") may from time to time
                         voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services, as described in the accompanying prospectus for the Funds. Currently , the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998, and AIM will not seek reimbursement of the cost of any service in excess of the amount charged by a participating insurance company for providing the services above. The amount of reimbursements that will be paid by each Fund under this arrangement for the year ending December 31, 1998 cannot be predicted.

                     (2) BAMCO, Inc. will reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million in assets in the Fund, 1.35% for the Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, the Fund estimates that actual expenses would be 1.6%,

                     (3) Under the Advisory Agreement with the Advisor, the
                         Funds will pay advisory fees at the annual percentage rate of .20% of the average daily net assets of the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the EAFE Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund total operating expenses will not exceed 0.65%, .30%., and 0.45% respectively. Such expense reimbursements may be terminated at the discretion of the Advisor. If this reimbursement were not in place, the total operating expenses for the year ended December 31, 1997 would have been 2.75%, 2.78% and 3.27% respectively.

                     (4) The investment adviser for the Delchester Series, Devon
                         Series, REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series is Delaware Management Company, Inc. ("Delaware Management"). The investment adviser for the Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series, 0.85% for the REIT Series, Small Cap Value Series, Social Awareness Series and Trend Series, and 0.80% for the Delchester Series and Devon Series.

                     (5) For the fiscal year ended December 31, 1997, before
                         waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for the Devon Series, 2.45% for the Emerging Market Series, 0.90% for Small Cap Value Series, 1.40% for the Social Awareness Series, and 0.88% for Trend Series. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

                     (6) A portion of the brokerage commissions that certain
                         funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.78% for the VIP II Contrafund Portfolio and 0.83% for the VIP III Growth Opportunities Portfolio.

                     (7) Management Fees for the Balanced and Worldwide Growth
                         Portfolios reflect a reduced fee schedule effective July 1, 1997. The Management Fee for each of these Portfolios reflects the new rate applied to the net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Balanced and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Expenses for the Balanced Portfolio would have been 0.77%, 0.06% and 0.83% and for the Worldwide Growth Portfolio would have been 0.72%, 0.09% and 0.81%. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Fund's Board of Trustees.

                     (8) The management fee for the Capital Appreciation Fund
                         has been decreased from 0.80% to 0.75% effective May 1, 1998, and for the Equity-Income fund it has been decreased from 0.95% to 0.75% effective January 1, 1998. The expense information in this table has been restated to reflect current fees.

                     (9) Each Series has an expense offset arrangement which
                         reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

                     (10) The Massachusetts Financial Services Company Adviser
                          has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that the MFS Total Return Series and the MFS Utilities Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series and Utilities Series would be 0.27% and 0.45% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02% and 1.20% respectively, for these Series. See "Information Concerning Shares of Each Series Expenses."

                     (11) N&B Management has voluntarily undertaken to limit the
                          Portfolios' expenses by reimbursing each Portfolio for its Total Operating Expenses and its pro rata share of its corresponding Series' Total Operating Expenses, excluding the compensation of N&B Management (except Mid-Cap Growth Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% per annum of the Portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the appropriate Portfolio. The Mid-Cap Growth Portfolio has in turn agreed to repay through December 31, 1999, expenses borne by N&B Management so long as the Portfolio's annual operating expenses during that period do not exceed the expense limitations.

                     (12) Class 2 of the Fund has a distribution plan or "Rule
                          12b-1 plan" as described under "Distribution Plan" in the Prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than 12b-1 fees) are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997. Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Operating Expenses before May 1, 1997 were lower. See the section "Management Fees" under "Portfolio Management" in the Prospectus.


                    SURRENDER CHARGES



                    A generally declining Surrender Charge may apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insured, the number of years since the Date of Issue, and Specified Amount. The length of the Surrender Charge period varies based on the Age of the Insured on the date of issue or date of increase in Specified Amount as follows:


             SURRENDER CHARGE
   AGE            PERIOD
---------  ---------------------
  0-50             15 years
   51              14 years
   52              13 years
   53              12 years
   54              11 years
   55+             10 years


                    The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs and is retained by LLANY. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2.



                    The Surrender Charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. The Surrender Charge cannot exceed Policy value. All Surrender Charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 4 for issue ages 45 and 55.



                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.


                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.


                    Any surrender may result in tax implications. (SEE TAX MATTERS)



                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of LLANY, which supports insurance and annuity obligations.



                    TRANSACTION FEE FOR EXCESS TRANSFERS



                    LLANY reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions.


DEATH BENEFITS


                    The Death Benefit proceeds is the amount payable to the Beneficiary upon the death of the Insured, in accordance with the Death Benefit Option selected. Prior to payment of the Death Benefit, any loaned amounts must be repaid along with loan interest and overdue deductions. These amounts due will be deducted from the proceeds prior to payment of the Death Benefit.


                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $100,000, and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required when the Insured dies and the Owner's ability to make Premium Payments. The ability of the Owner to support the Policy, particularly in later years, is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted each month from the value of the Policy to pay the Cost of Insurance.

                    DEATH BENEFIT OPTIONS


                    Two different Death Benefit Options are available under the Policy. The Death Benefit proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Insured's Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The Corridor Death Benefit is the applicable percentage (the Corridor Percentage) of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the insured reaches Age 40 and decreases in accordance with the table in Appendix 3 to 100% when the Insured reaches Age 95.


                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $100,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds unless the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, Federal Income Tax Definition of Life Insurance).

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Net Accumulation Value as of the Valuation Day immediately after the Insured's death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below.


                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Insured's Death will revert to LLANY.


                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT


                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to LLANY.


                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.


                    LLANY may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. LLANY may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.



                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by LLANY, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.


                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE


                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, Death Benefit) is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix 3.

NOTICE OF DEATH OF INSURED


                    Due Proof of Death must be furnished to LLANY at the Administrative Office as soon as reasonably practical after the death of the Insured, the person whose life is insured under the Policy. Due Proof of Death must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to LLANY.


PAYMENT OF DEATH BENEFIT PROCEEDS


                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary, after receipt at the Administrative Office of Due Proof of Death of the Insured. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Insured's death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Variable Account values cannot be determined.



                    SETTLEMENT OPTIONS



                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds or the Owner may elect to receive payment upon the surrender of the Policy.


                    The Owner may elect or change a Settlement Option while the insured is alive; if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may within 90 days after the Insured dies. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.


                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.


                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                       The first Settlement Option is an annuity for the lifetime of the payee.

                       The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.


                       Under the third Settlement Option, LLANY makes monthly payments for a stated number of years, at least five but no more than thirty.



                       Under the fourth Settlement Option, LLANY pays at least 3% interest annually on the sum left on deposit, and pays the amount on deposit on the payee's death.



                    Any other Settlement Option offered by LLANY at the time of election may also be selected.

POLICY LIQUIDITY

                    The accumulated value of the Policy is available for loans or withdrawals. Subject to certain limitations, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS


                    The Owner may at any time borrow in the aggregate up to 100% of the Surrender Value at the time a Policy Loan is made. LLANY may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the amount of the Accumulation Value less any Surrender Charge that would be imposed on a full surrender. The Owner must execute a loan agreement and assign the Policy to LLANY free of any other assignments. The Loan Account is the account in which Policy indebtness (outstanding loans and interest) accrues once transferred out of the Fixed or Variable Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and is payable to LLANY (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.


                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred proportionately from the values in each Fixed and Variable Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.


                    LLANY credits interest to the Loan Account Value of 7% in Policy Years 1-10 and 8% thereafter, so the net cost of a Policy Loan is 1% in years 1-10 and 0% thereafter.



                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless LLANY is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (SEE LAPSE AND REINSTATEMENT, Lapse of a Policy)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER


                    You may make a partial surrender at any time while the Insured is alive by request to the Administrative Office in proper written form or by telephone, if you have authorized telephone transactions. A $25 transaction fee (not to exceed 2% of the amount surrendered) is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.



                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $100,000, the partial surrender will not be permitted by LLANY. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.


                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.


                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless LLANY is instructed otherwise in proper written form at the Administrative Office. LLANY may at its discretion decline any request for a partial surrender.


                    SURRENDER OF THE POLICY


                    You may surrender the Policy at any time. On surrender of the Policy, LLANY will pay you or your assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE


                    The Surrender Value of a Policy is the amount you can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, Surrender Charge). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 4.


                    DEFERRAL OF PAYMENT AND TRANSFERS


                    Payment of loans or of the Surrender Value from any of the Variable Sub-Accounts will be made within seven days. Payment or transfer from the Fixed Account may be deferred up to six months at LLANY's option. If LLANY exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.


ASSIGNMENT; CHANGE OF OWNERSHIP


                    While the Insured is living, you may assign your rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by you and recorded at the Administrative Office. No assignment will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY is not responsible for any assignment not submitted for recording, nor is LLANY responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to LLANY at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.



                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.



                    So long as the Insured is living, you may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY may require that the Policy be submitted to it for endorsement before making a change.


LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY


                    The No Lapse Premium is the cumulative premium required to have been paid by each Monthly Anniversary Day to prevent the Policy from lapsing. Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders, (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors. If LLANY has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, LLANY will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to LLANY on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the Grace Period), then the policy shall terminate and all coverage under the policy shall lapse without value.


                    NO LAPSE PROVISION

                    If this Policy has a No Lapse Premium shown on the specifications, this policy will not lapse if, at each Monthly Anniversary Day, the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (as indicated in the Policy Specifications) due since the Date of Issue of the Policy. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.


                    The No Lapse Provision will terminate if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.


                    REINSTATEMENT OF A LAPSED POLICY


                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of the insured is furnished to LLANY and it agrees to accept the risk, (d) LLANY receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which LLANY approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.



                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following LLANY approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.



                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.



COMMUNICATIONS WITH LLANY


                    PROPER WRITTEN FORM


                    Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when the Insured is at least Age 18 and at most Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided the Insured is alive and prior to any change in the health and insurability of the Insured as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY


                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by LLANY. The benefits for the new policy will not vary with the investment experience of the Variable Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.


                    The Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and Issue Age as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.


                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, LLANY will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.



                    INCONTESTABILITY



                    LLANY will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Date of Issue. For any increase in Specified Amount requiring evidence of insurability, LLANY will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date.


                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                    1. is the Net Amount at Risk at the time of the Insured's
                       Death;

                    2. is the ratio of the monthly Cost of Insurance applied in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                    3. is the Accumulation Value at the time of the Insured's
                       Death.

                    SUICIDE


                    If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, LLANY will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, LLANY will pay no more than a refund of the monthly charges for the cost of such additional benefit.


                    NONPARTICIPATING POLICIES


                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of LLANY.


                    RIDERS


                    A Waiver of Monthly Deduction Rider may be added to the Policy. Under this Rider, LLANY will maintain the Death Benefit by paying covered monthly deductions during periods of disability. Rider availability may vary by state.


TAX ISSUES


                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. LLANY will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance.


                    TAX TREATMENT OF DEATH BENEFIT

                    The death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    FEDERAL INCOME TAX CONSIDERATIONS

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Owner is over 59 1/2 years of Age or disabled.


                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. LLANY will monitor premiums paid and will notify the Owner when the Policy is in jeopardy of becoming a modified endowment contract. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code. LLANY will monitor compliance with these tests.



                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Variable Sub-Account must meet certain tests. LLANY believes the Variable Account investments meet the applicable diversification standards.



                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, LLANY reserves the right to take steps required to remain in compliance.



                    LLANY will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Variable Sub-Account investments to remain in compliance. LLANY also reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance.


                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.


                    TAXATION OF LLANY



                    LLANY is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from LLANY and its operations form a part of LLANY, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Variable Accumulation Units.



                    LLANY does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, LLANY determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.



                    LLANY may also incur state and local taxes in addition to premium taxes. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    OTHER CONSIDERATIONS


                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on LLANY's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.


FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insured grows older. Moreover, on the death of the Insured, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.


DIRECTORS AND OFFICERS OF LLANY



                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.



NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------

ROLAND C. BAKER              President [1/95-present], First
DIRECTOR                     Penn-Pacific Life Insurance Co. Formerly:
1801 S. Meyers Road          Chairman and CEO [7/88-1/95], Baker,
Oakbrook Terrace, IL 60181   Rakish, Shipley & Politzer, Inc.

J. PATRICK BARRETT           Chairman and Chief Executive Officer,
DIRECTOR                     CARPAT Investments
4605 Watergap
Manlius, NY 13104

DAVID N. BECKER              Vice President and Chief Actuarial
SECOND VICE PRESIDENT AND    Officer, The Lincoln National Life
APPOINTED ACTUARY            Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

THOMAS D. BELL, JR.          President and Chief Executive Officer
DIRECTOR                     [4/95-present], Burson-Marstellar.
230 Park Avenue, South       Formerly: Vice Chairman [3/94-5/95],
New York, NY 10003           Gulfstream Aerospace Corp.; Vice Chairman
                             and Chief Executive Officer [6/89-3/94],
                             Burson-Marstellar

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
JON A. BOSCIA                President, Lincoln National Corp.
DIRECTOR                     [1/98-present], Formerly: President and
1300 South Clinton Street    Chief Executive Officer [10/96-1/98], and
Fort Wayne, IN 46802         Chief Operating Officer [5/94-10/96], The
                             Lincoln National Life Insurance Co.
                             Formerly: President [7/91-5/94] Lincoln
                             Investment Management Inc.

JOHN H. GOTTA                Senior Vice President and General Manager
SECOND VICE PRESIDENT        [1/98-present], The Lincoln National Life
350 Church Street            Insurance Co. Formerly: Senior Vice
Hartford, CT 06103           President, Connecticut General Life
                             Insurance Company [3/96-12/97]; Vice
                             President, Connecticut Mutual Life
                             Insurance Company [8/94-3/96]; Vice
                             President, Connecticut General Life
                             Insurance Company [3/93-8/94]

PHILIP L. HOLSTEIN           President and Treasurer, Lincoln Life &
PRESIDENT AND DIRECTOR       Annuity Company of New York [7/96-Present]
                             Formerly: President, [1/82-7/96] The
                             Holstein Company, Inc.

HARRY L. KAVETAS             Executive Vice President and Chief
DIRECTOR                     Financial Officer [2/94-present], Eastman
343 State Street             Kodak Company. Formerly: Vice President
Rochester, NY 14650-0235     [9/61-12/93], IBM Corporation

BARBARA S. KOWALCZYK         Senior Vice President, Corporation
DIRECTOR                     Planning [5/94-present], Lincoln National
200 East Berry Street        Corp.; Formerly: Senior Vice President
Fort Wayne, IN 46802         [7/92-5/94], Lincoln Investment Management
                             Co.

MARGEURITE L. LACHMAN        Managing Director, Schroder Real Estate
DIRECTOR                     Associates
437 Madison Avenue, 18th
Floor
New York, NY 10022

LOUIS G. MARCOCCIA           Senior Vice President, Business, Finance
DIRECTOR                     and Administrative Services, Syracuse
Skytop Office Building       University
Skytop Road
Syracuse, NY 13244-5300

TROY D. PANNING              Second Vice President and Chief Financial
SECOND VICE PRESIDENT AND    Officer
CHIEF FINANCIAL OFFICER      [11/96-present], Lincoln Life & Annuity
                             Company of New York; Formerly: Accountant
                             [9/90-11/96], Ernst & Young LLP

JOHN M. PIETRUSKI            Chairman of Board, Texas Biotechnology
DIRECTOR                     Corp.
One Penn Plaza
Suite 3408
New York, NY 10119

NAME, ADDRESS AND
POSITION(S)
WITH REGISTRANT              PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------
LAWRENCE T. ROWLAND          President [97-present] Lincoln
DIRECTOR                     Reinsurance, Formerly: Senior Vice
One Reinsurance Place        President (96), Vice President [94-95]
1700 Magnavox Way            Lincoln Reinsurance.
Fort Wayne, IN 46804

GABRIEL L. SHAHEEN           President, Chief Executive Officer and
DIRECTOR                     Director [1/98-present], The Lincoln
1300 South Clinton Street    National Life Insurance Co. Formerly:
Fort Wayne, IN 46802         Managing Director, Lincoln National (UK)
                             PLC [12/96-1/98]; President, Lincoln
                             National Reinsurance Company [7/94-12/96];
                             Senior Vice President, Lincoln National
                             Life Reinsurance Company [1/93-7/95]

ROBERT O. SHEPPARD, ESQ.     Assistant Vice President, Lincoln Life &
ASSISTANT VICE PRESIDENT     Annuity Company of New York
                             [7/97-present]; Second Vice President,
                             Unity Mutual Life Insurance Company
                             [2/86-7/97]

RICHARD C. VAUGHAN           Executive Vice President and Chief
DIRECTOR                     Financial Officer [1/95-present] Formerly:
200 East Berry Street        Senior Vice President [5/92-1/95], Lincoln
Fort Wayne, IN 46802         National Corp.

C. SUZANNE WOMACK            Secretary, Lincoln Life & Annuity Company
SECRETARY                    of New York [7/96-present]; Second Vice
200 East Berry Street        President and Secretary, Lincoln National
Fort Wayne, IN 46802         Corporation [5/97-present]; Second Vice
                             President and Secretary, The Lincoln
                             National Life Insurance Company
                             [5/97-present]; Secretary, Lincoln
                             Financial Advisors Corporation
                             [6/87-present].



DISTRIBUTION OF POLICIES



                    LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of LFA is 350 Church Street, Hartford, CT 06103.



                    The Policy will be sold by individuals, who in addition to being licensed as life insurance agents for LLANY, are also registered representatives of LFA. These representatives may receive commission and service fees up to 95% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, LLANY may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY



                    LLANY may materially change the investment policy of the Variable Account. LLANY must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders LLANY's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by LLANY on the life of the Insured. The Owner has the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. LLANY will not require evidence of insurability for this conversion.


                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.


OTHER CONTRACTS ISSUED BY LLANY



                    LLANY from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.



STATE REGULATION



                    LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.


                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.


REPORTS TO OWNERS



                    LLANY maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.


                    Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.


ADVERTISING



                    LLANY is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of LLANY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. LLANY may advertise these ratings from time to time. In addition, LLANY may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, LLANY may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



PREPARING FOR YEAR 2000



                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.



                    LLANY, as part of its year 2000 updating process, and in conjunction with its parent company The Lincoln National Life Insurance Company, is responsible for the updating of its Account M-related computer systems. An affiliate of LLANY, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for Account M. Delaware, for its part, is responsible for updating all of its internal computer systems, including those which service Account M, to accommodate the year 2000. LLANY, Lincoln Life and Delaware (the "Companies") have each been redirecting a large portion of their internal information technology efforts and contracting with outside consultants as part of this updating process. Meanwhile, they have been coordinating with each other as part of the the process.



                    The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of the Companies. The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for Account M. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. The Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of the Companies.



                    The cost of addressing year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by LLANY, Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.


EXPERTS


                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the Opinion filed as an Exhibit to the Registration Statement.



                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.


REGISTRATION STATEMENT


                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1


                    GUARANTEED MAXIMUM COST OF INSURANCE RATES

                    The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584

     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084

    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085

    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919

    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338

    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------

    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107

    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722

    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725

    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909

    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330

    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851

    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533

    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------

    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

APPENDIX 2


                    ILLUSTRATION OF SURRENDER CHARGES

                    The initial Surrender Charge is calculated as (a) times (b), plus (c), with that result not to exceed (d), where
                    (a) is 1.25;
                    (b) is the curtate net level premium for the Specified
                        Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
                    (c) is $10 per $1000 of Specified Amount; and
                    (d) is $50 per $1000 of Specified Amount.

                    The Surrender Charge decreases from its initial amount to zero over a period of at most 15 years. If the insured's Age at issue is 55 or greater, then the Surrender Charge decreases to zero over a period of ten years. In general terms, the initial Surrender Charge is amortized in proportion to a twenty year life contingent annuity due, with a further reduction in the final years of the surrender charge period. In formulas, the Surrender Charge a point in time "t" years after issue is (a) times (b) times (c), where
                    (a) is the initial Surrender Charge;
                    (b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest; and
                    (c) is a durational factor depending on the issue Age and
                        policy year "t". Values are shown below for issue Age 50 or less, and for issue Age 55 or more. Values for Ages 51 through 54 fall in between these values.

                                    AGE 50         AGES 55
                         T          OR LESS        OR MORE
                    ------------  -----------   -------------
                     7 or less        100%            75%
                         8            100%            50%
                         9            100%            25%
                         10           100%             0%
                         11            80%             0%
                         12            60%             0%
                         13            40%             0%
                         14            20%             0%
                     15 or more         0%             0%

                    EXAMPLE 1: A male, Age 45, purchases a policy with a Specified Amount of $100,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = 1987.66

                    $10 per $1000 of Specified Amount = $1000

                    $50 per $1000 of Specified Amount = $5000

                    initial Surrender Charge = 1.25 X $1987.66 + 1000 = $3,484.57, which is less than $5000.

                    This amount decreased to zero over 15 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $3,484.57        1.00000       100%         3,484.57
                          1          $3,484.57        0.96609       100%         3,366.42
                          2          $3,484.57        0.93101       100%         3,244.18
                          3          $3,484.57        0.89471       100%         3,117.68
                          4          $3,484.57        0.85711       100%         2,986.67
                          5          $3,484.57        0.81818       100%         2,850.99
                          6          $3,484.57        0.77782       100%         2,710.36
                          7          $3,484.57        0.73600       100%         2,564.64
                          8          $3,484.57        0.69265       100%         2,413.59
                          9          $3,484.57        0.64769       100%         2,256.93
                         10          $3,484.57        0.60104       100%         2,094.38
                         11          $3,484.57        0.55257        80%         1,540.37
                         12          $3,484.57        0.50212        60%         1,049.80
                         13          $3,484.57        0.44952        40%           626.55
                         14          $3,484.57        0.39456        20%           274.97
                         15          $3,484.57        0.33701         0%             0.00

                    EXAMPLE 2: A female, Age 55, purchases a policy with a Specified Amount of $200,000.

                    The initial Surrender Charge is computed as follows:

                    net level premium = $4,996.55

                    $10 per $1000 of Specified Amount = $2,000

                    $50 per $1000 of Specified Amount = $10,000

                    initial Surrender Charge = 1.25 X $4996.55 + 2000 = $8,245.68, which is less than $10,000.

                    This amount decreased to zero over 10 years as follows:

                       YEARS        INITIAL
                       AFTER       SURRENDER       ANNUITY      DURATIONAL     SURRENDER
                       ISSUE        CHARGE          RATIO         FACTOR        CHARGE
                    ------------  -----------   -------------   -----------   -----------
                          0          $8,245.68        1.00000       100%         8,245.68
                          1          $8,245.68        0.96649       100%         7,969.40
                          2          $8,245.68        0.93185       100%         7,683.73
                          3          $8,245.68        0.89596       100%         7,387.80
                          4          $8,245.68        0.85871       100%         7,080.67
                          5          $8,245.68        0.82003       100%         6,761.74
                          6          $8,245.68        0.77986       100%         6,430.50
                          7          $8,245.68        0.73818        75%         4,565.07
                          8          $8,245.68        0.69496        50%         2,885.22
                          9          $8,245.68        0.65022        25%         1,340.37
                         10          $8,245.68        0.60387         0%             0.00

APPENDIX 3


                    CORRIDOR PERCENTAGES

ATTAINED AGE OF
THE INSURED               CORRIDOR
(NEAREST BIRTHDAY)       PERCENTAGE
----------------------  -------------
         0-40                  250%
          41                   243%
          42                   236%
          43                   229%
          44                   222%
          45                   215%
          46                   209%
          47                   203%
          48                   197%
          49                   191%
          50                   185%
          51                   178%
          52                   171%
          53                   164%
          54                   157%
          55                   150%
          56                   146%
          57                   142%
          58                   138%
          59                   134%
          60                   130%
          61                   128%
          62                   126%
          63                   124%
          64                   122%
          65                   120%
          66                   119%
          67                   118%
          68                   117%
          69                   116%
          70                   115%
          71                   113%
          72                   111%
          73                   109%
          74                   107%
        75-90                  105%
          91                   104%
          92                   103%
          93                   102%
          94                   101%
        95-99                  100%

APPENDIX 4


                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.75% of the daily net asset value of the Variable Account in years 1-10, 0.35% in years 11-20 and 0.20% in years 21 and later. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.83% of the daily net asset value of the Variable Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1997.

                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.55%, 4.45% and 10.45%. for years 1-10, -1.15%, 4.85% and
                    10.85% in years 11-20, and -1.00%, 5.00% and 11.00% in years
                    21 and later.


                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.



                    The illustrations also reflect the fact that LLANY deducts a premium load of 5% from each Premium Payment.



                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.



                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $15 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years.



                    Upon request, LLANY will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,404 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,674     500,000    500,000     500,000      3,454      3,708       3,963          0          0           0
   2        11,632     500,000    500,000     500,000      5,997      6,697       7,430          0          0           0
   3        17,887     500,000    500,000     500,000      8,319      9,632      11,067          0          0           0
   4        24,456     500,000    500,000     500,000     10,413     12,504      14,888          0          0           0
   5        31,353     500,000    500,000     500,000     12,260     15,285      18,890          0      1,030       4,635

   6        38,594     500,000    500,000     500,000     13,849     17,961      23,082        297      4,409       9,530
   7        46,198     500,000    500,000     500,000     15,140     20,484      27,444      2,317      7,661      14,620
   8        54,182     500,000    500,000     500,000     16,106     22,816      31,966      4,038     10,748      19,898
   9        62,565     500,000    500,000     500,000     16,705     24,905      36,629      5,421     13,620      25,345
  10        71,368     500,000    500,000     500,000     16,895     26,693      41,408      6,423     16,222      30,936

  15       122,438     500,000    500,000     500,000     11,026     30,207      68,212     11,026     30,207      68,212
  20       187,618           0    500,000     500,000          0     16,295      96,994          0     16,295      96,994
  25       270,806           0          0     500,000          0          0     121,517          0          0     121,517
  30       376,978           0          0     500,000          0          0     123,766          0          0     123,766

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 45    NONSMOKER
                                  PREFERRED -- $5,404 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,674     500,000    500,000     500,000      3,454      2,708       3,963          0          0           0
   2        11,632     500,000    500,000     500,000      6,885      7,613       8,373          0          0           0
   3        17,887     500,000    500,000     500,000     10,159     11,584      13,133          0          0           0
   4        24,456     500,000    500,000     500,000     13,304     15,653      18,309          0        719       3,376
   5        31,353     500,000    500,000     500,000     16,348     19,850      23,974      2,093      5,595       9,719

   6        38,594     500,000    500,000     500,000     19,316     24,207      30,208      5,764     10,655      16,656
   7        46,198     500,000    500,000     500,000     22,186     28,710      37,048      9,363     15,886      24,225
   8        54,182     500,000    500,000     500,000     24,848     33,251      44,446     12,780     21,183      32,378
   9        62,565     500,000    500,000     500,000     27,466     37,997      52,630     16,181     26,713      41,345
  10        71,368     500,000    500,000     500,000     29,973     42,892      61,618     19,501     32,420      51,146

  15       122,438     500,000    500,000     500,000     40,390     69,871     123,118     40,390     69,871     123,118
  20       187,618     500,000    500,000     500,000     47,076    101,270     225,111     47,076    101,270     225,111
  25       270,806     500,000    500,000     500,000     50,282    139,907     402,392     50,282    139,907     402,392
  30       376,978     500,000    500,000     756,077     43,768    183,037     706,614     43,768    183,037     706,614


Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,194 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,654     500,000    500,000     500,000      5,882      6,315       6,750          0          0           0
   2        19,790     500,000    500,000     500,000      8,795      9,946      11,154          0          0           0
   3        30,433     500,000    500,000     500,000     11,198     13,268      15,545          0          0           0
   4        41,609     500,000    500,000     500,000     13,064     16,236      19,893          0          0           0
   5        53,343     500,000    500,000     500,000     14,359     18,796      24,164          0          0       3,762

   6        65,664     500,000    500,000     500,000     15,025     20,867      28,294          0      1,464       8,891
   7        78,601     500,000    500,000     500,000     14,991     22,351      32,205      1,209      8,570      18,423
   8        92,184     500,000    500,000     500,000     14,164     23,124      35,786      5,506     14,465      27,128
   9       106,447     500,000    500,000     500,000     12,434     23,034      38,904      8,377     18,978      34,847
  10       121,423     500,000    500,000     500,000      9,686     21,923      41,408      9,686     21,923      41,408

  15       208,313           0          0     500,000          0          0      39,669          0          0      39,669
  20       319,209           0          0           0          0          0           0          0          0           0
  25       460,743           0          0           0          0          0           0          0          0           0
  30       641,381           0          0           0          0          0           0          0          0           0

Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  MALE    AGE 55    NONSMOKER
                                  PREFERRED -- $9,194 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         9,654     500,000    500,000      500,000     5,882      6,315        6,750         0          0            0
   2        19,790     500,000    500,000      500,000    11,502     12,736       14,026         0          0            0
   3        30,433     500,000    500,000      500,000    16,771     19,175       21,790         0          0            0
   4        41,609     500,000    500,000      500,000    21,786     25,729       30,197       415      4,358        8,826
   5        53,343     500,000    500,000      500,000    26,505     32,361       39,275     6,104     11,960       18,874

   6        65,664     500,000    500,000      500,000    31,064     39,213       49,244    11,661     19,810       29,841
   7        78,601     500,000    500,000      500,000    35,491     46,325       60,232    21,709     32,543       46,450
   8        92,184     500,000    500,000      500,000    39,767     53,691       72,337    31,109     45,032       63,679
   9       106,447     500,000    500,000      500,000    43,736     61,170       85,536    39,680     57,113       81,480
  10       121,423     500,000    500,000      500,000    47,327     68,699       99,894    47,327     68,699       99,894

  15       208,313     500,000    500,000      500,000    61,186    109,986      199,456    61,186    109,986      199,456
  20       319,209     500,000    500,000      500,000    64,100    154,876      368,516    64,100    154,876      368,516
  25       460,743     500,000    500,000      704,592    45,947    200,052      671,040    45,947    200,052      671,040
  30       641,381           0    500,000    1,236,509         0    246,733    1,177,627         0    246,733    1,177,627


Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,335 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,552     500,000    500,000     500,000      2,796      3,001       3,206          0          0           0
   2         9,332     500,000    500,000     500,000      4,891      5,456       6,047          0          0           0
   3        14,350     500,000    500,000     500,000      6,839      7,903       9,064          0          0           0
   4        19,620     500,000    500,000     500,000      8,628     10,327      12,263          0          0           0
   5        25,153     500,000    500,000     500,000     10,252     12,720      15,656          0        517       3,452

   6        30,962     500,000    500,000     500,000     11,698     15,066      19,249         93      3,461       7,644
   7        37,063     500,000    500,000     500,000     12,960     17,354      23,058      1,978      6,372      12,075
   8        43,468     500,000    500,000     500,000     14,022     19,565      27,088      3,686      9,228      16,752
   9        50,193     500,000    500,000     500,000     14,858     21,665      31,338      5,193     12,001      21,673
  10        57,255     500,000    500,000     500,000     15,465     23,648      35,831      6,499     14,682      26,865

  15        98,226     500,000    500,000     500,000     15,434     32,227      64,405     15,434     32,227      64,405
  20       150,517     500,000    500,000     500,000      7,841     35,269     105,620      7,841     35,269     105,620
  25       217,255           0    500,000     500,000          0     22,729     164,434          0     22,729     164,434
  30       302,431           0          0     500,000          0          0     252,867          0          0     252,867

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 45    NONSMOKER
                                  PREFERRED -- $4,335 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,552     500,000    500,000     500,000      2,796      3,001       3,206          0          0           0
   2         9,332     500,000    500,000     500,000      5,624      6,212       6,826          0          0           0
   3        14,350     500,000    500,000     500,000      8,371      9,528      10,784          0          0           0
   4        19,620     500,000    500,000     500,000     11,038     12,953      15,116          0        173       2,336
   5        25,153     500,000    500,000     500,000     13,628     16,494      19,864      1,425      4,290       7,661

   6        30,962     500,000    500,000     500,000     16,096     20,109      25,024      4,491      8,504      13,419
   7        37,063     500,000    500,000     500,000     18,444     23,804      30,642      7,461     12,821      19,659
   8        43,468     500,000    500,000     500,000     20,676     27,584      36,770     10,340     17,248      26,434
   9        50,193     500,000    500,000     500,000     22,841     31,504      43,514     13,176     21,839      33,849
  10        57,255     500,000    500,000     500,000     24,940     35,569      50,939     15,974     26,603      41,973

  15        98,226     500,000    500,000     500,000     34,651     58,979     102,672     34,651     58,979     102,672
  20       150,517     500,000    500,000     500,000     42,039     87,006     188,481     42,039     87,006     188,481
  25       217,255     500,000    500,000     500,000     47,667    122,356     336,209     47,687    122,356     336,209
  30       302,431     500,000    500,000     630,779     48,846    164,697     589,513     48,846    164,697     589,513


Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,200 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,560     500,000    500,000     500,000      4,762      5,106       5,451          0          0           0
   2        15,498     500,000    500,000     500,000      7,691      8,626       9,605          0          0           0
   3        23,833     500,000    500,000     500,000     10,374     12,098      13,987          0          0           0
   4        32,585     500,000    500,000     500,000     12,824     15,535      18,638          0          0         936
   5        41,774     500,000    500,000     500,000     15,031     18,922      23,578          0      2,017       6,673

   6        51,423     500,000    500,000     500,000     16,970     22,230      28,814        893      6,154      12,737
   7        61,555     500,000    500,000     500,000     18,582     25,397      34,322      7,170     13,984      22,909
   8        72,192     500,000    500,000     500,000     19,792     28,336      40,058     12,629     21,173      32,894
   9        83,362     500,000    500,000     500,000     20,494     30,930      45,948     17,143     27,579      42,597
  10        95,090     500,000    500,000     500,000     20,610     33,083      51,942     20,610     33,083      51,942

  15       163,136     500,000    500,000     500,000     11,595     36,044      85,173     11,595     36,044      85,173
  20       249,982           0    500,000     500,000          0     12,871     119,531          0     12,871     119,531
  25       360,822           0          0     500,000          0          0     133,534          0          0     133,534
  30       502,285           0          0     500,000          0          0      63,912          0          0      63,912

Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

                                  FEMALE    AGE 55    NONSMOKER
                                  PREFERRED -- $7,200 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,560     500,000    500,000      500,000     4,762      5,106       5,451          0          0           0
   2        15,498     500,000    500,000      500,000     9,392     10,379      11,410          0          0           0
   3        23,833     500,000    500,000      500,000    13,795     15,728      17,829          0          0           0
   4        32,585     500,000    500,000      500,000    18,036     21,221      24,825        334      3,519       7,123
   5        41,774     500,000    500,000      500,000    22,087     26,835      32,431      5,182      9,931      15,526

   6        51,423     500,000    500,000      500,000    26,036     32,666      40,804      9,959     16,589      24,728
   7        61,555     500,000    500,000      500,000    29,890     38,729      50,038     18,477     27,316      38,625
   8        72,192     500,000    500,000      500,000    33,647     45,035      60,222     26,484     37,872      53,059
   9        83,362     500,000    500,000      500,000    37,195     51,482      71,351     33,844     48,132      68,000
  10        95,090     500,000    500,000      500,000    40,502     58,046      83,501     40,502     58,046      83,501

  15       163,136     500,000    500,000      500,000    54,953     95,224     168,079     54,953     95,224     168,079
  20       249,982     500,000    500,000      500,000    64,319    139,267     310,762     64,319    139,267     310,762
  25       360,822     500,000    500,000      588,874    62,013    188,478     560,833     62,013    188,478     560,833
  30       502,285     500,000    500,000    1,033,144    37,190    239,705     983,947     37,190    239,705     983,947


Amount are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of mortality and expense risk charges and (2) assumed Fund total expenses of 0.83% per year.

Lincoln Life & Annuity Company of New York


SEPARATE ACCOUNT AND COMPANY FINANCIALS TO BE FILED BY AMENDMENT

                                    PART II

                        FEES AND CHARGES REPRESENTATION

    Lincoln Life & Annuity Company of New York represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                  UNDERTAKING

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                INDEMNIFICATION

       (a) Brief description of indemnification provisions.

           In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York (LLANY) provides that LLANY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LLANY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LLANY. Certain additional conditions apply to indemnification in criminal proceedings.

           In particular, separate conditions govern indemnification of directors, officers, and employees of LLANY in connection with suits by, or in the right of, LLANY.

           Please refer to Article VII of the By-Laws of LLANY (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

       (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:


       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       The prospectus (Prospectus 2) consisting of 54 pages.
       The undertaking to file reports;
       The signatures


    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

       (1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account incorporated herein by reference to Registration Statement on Form N-8B-2 (File No. 811-08651 filed on February 11,
           1998).

       (2) Not applicable.

       (3) (a) Form of Principal Underwriting Agreement between Lincoln Financial Advisors Corporation and Lincoln Life & Annuity Company of New York

           (b) Form of Selling Group Agreement.*
           (c) Commission Schedule for Variable Life Policies.*
       (4) Not applicable.

       (5) (a)  Forms of Policy and Application.


           (1) Policy Form LN 660 NY and Application B10399NY (incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-42507) filed on July 2, 1998.


           (2) Proposed Policy Form LN 660 NY and Application B 10399 NY.

           (b) Riders. LR 434 NY LNY and LR 435 NY LNY (incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File No. 333-42507) filed on July 2, 1998.


       (6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration on Form N-4 (File No. 333-38007) filed on October 16, 1997.

           (b) Bylaws of Lincoln Life & Annuity Company of New York are incorporated herein by reference to Registration on Form N-4 (File No. 333-38007) filed on October 16, 1997.
       (7) Not applicable.
       (8) Fund Participation Agreements.

           Agreements between Lincoln Life & Annuity Company of New York and:


           (a) AIM Variable Insurance Funds, Inc.


           (b) Baron Capital Funds Trust.*


           (c) BT Insurance Funds Trust.


           (d) Delaware Group Premium Fund, Inc.*


           (e) Fidelity Variable Insurance Products Fund.


           (f)  Fidelity Variable Insurance Products Fund II.


           (g) Janus Aspen Series.*


           (h) Lincoln National Money Market Fund, Inc.


           (i)  MFS-Registered Trademark- Variable Insurance Trust.


           (j)  Neuberger & Berman Advisers Management Trust.*


           (k) Templeton Variable Products Series Fund.


           (l)  OCC Accumulation Trust.

       (9) Not applicable.
       (10) See Exhibit 1(5).
    2.  See Exhibit 1(5).
    3.  Opinion and Consent of Robert O. Sheppard, Esq.
    4.  Not applicable.
    5.  Not applicable.

    6.  Opinion and consent of Vaughn W. Robbins, FSA


    7.  Consent of Ernst & Young LLP, Independent Auditors*


    8.  Not applicable.


    * To be filed by amendment

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Company of New York, has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-6 (File Number 333-42507) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Syracuse and State of New York, on the 24th day of February, 1999.


                                          LINCOLN LIFE & ANNUITY FLEXIBLE
                                           PREMIUM VARIABLE LIFE ACCOUNT M
                                           (Name of Registrant)

                                          By:       /s/ PHILIP L. HOLSTEIN

                                             -----------------------------------

                                                     Philip L. Holstein
                                              PRESIDENT, TREASURER AND DIRECTOR


                                          LINCOLN LIFE & ANNUITY COMPANY OF NEW
                                           YORK
                                           (Name of Depositor)

                                          By:       /s/ PHILIP L. HOLSTEIN

                                             -----------------------------------

                                                     Philip L. Holstein
                                              PRESIDENT, TREASURER AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to its Registration Statement has been signed below on February 25, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

              /s/ PHILIP L. HOLSTEIN                President, Treasurer and
   -------------------------------------------       Director (Principal
                Philip L. Holstein                   Executive Officer)

                /s/ JON A. BOSCIA
   -------------------------------------------      Director
                  Jon A. Boscia

              /s/ RICHARD C. VAUGHAN
   -------------------------------------------      Director
                Richard C. Vaughan

                                                    Second Vice President and
               /s/ TROY D. PANNING                   Chief Financial Officer
   -------------------------------------------       (Principal Financial
                 Troy D. Panning                     Officer and Principal
                                                     Accounting Officer)

             /S/ THOMAS D. BELL, JR.
   -------------------------------------------      Director
               Thomas D. Bell, Jr.

               /s/ ROLAND C. BAKER
   -------------------------------------------      Director
                 Roland C. Baker

               /s/ HARRY L. KAVETAS
   -------------------------------------------      Director
                 Harry L. Kavetas

           /s/ BARBARA STEURY KOWALCZYK
   -------------------------------------------      Director
             Barbara Steury Kowalczyk

          /s/ MARGUERITE LEANNE LACHMAN
   -------------------------------------------      Director
            Marguerite Leanne Lachman

              /s/ JOHN M. PIETRUSKI
   -------------------------------------------      Director
                John M. Pietruski

              /s/ LAWRENCE T. ROLAND
   -------------------------------------------      Director
                Lawrence T. Roland

                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

              /s/ J. PATRICK BARRETT
   -------------------------------------------      Director
                J. Patrick Barrett

              /s/ LOUIS G. MARCOCCIA
   -------------------------------------------      Director
                Louis G. Marcoccia

              /s/ GABRIEL L. SHAHEEN
   -------------------------------------------      Director
                Gabriel L. Shaheen




                                          by/s/ TROY D. PANNING
                                            ------------------------------------
                                            Troy D. Panning
                                            Attorney-in-Fact